UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2007

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2007, Alaska Communications Systems Group, Inc. and certain of its affiliates (collectively, "ACS") and General Communication, Inc. and its affiliates (collectively, "GCI") entered into a Settlement Agreement (the "Agreement") resolving certain disputes related to ACS’ provision to GCI of unbundled network elements. Under the terms of the Agreement, ACS and GCI (the "Parties") have agreed to dismiss each Party’s pending appeal before the United States Court of Appeals of the Order of the Federal Communications Commission ("FCC") related to ACS’ petition filed on September 30, 2005 pursuant to Section 10 of the Communications Act of 1934, as amended, for forbearance from Sections 251(c)(2) and 252(d)(1) thereof in the Anchorage local exchange area, WC Docket No. 05-281.

In addition to, and in consideration of the forgoing, the Agreement requires both Parties to enter into a Global Interconnection Agreement ("GIA"), which covers all ACS statewide local exchange markets. The Agreement sets forth the terms for certain statewide rates offered by ACS to GCI for unbundled network elements and interconnection rights. These terms will be likewise set forth in the GIA. In the event the Parties do not execute the GIA, the Parties have agreed to submit to binding arbitration.

The term of the Agreement is five (5) years initially, with one-year automatic extensions until terminated. The rates set forth in the Agreement are expected to be effective on April 1, 2007.

Approval of the GIA by the Regulatory Commission of Alaska is required.

Item 8.01 Other Events.

On March 19, 2007, ACS appointed Annette Jacobs as the company's lead independent director. The press release announcing the appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 21, 2007, ACS announced that its board of directed declared a quarterly cash dividend. The press release announcing the dividend is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 -- Alaska Communications Systems Group, Inc. Press Release dated March 19, 2007

Exhibit 99.2 -- Alaska Communications Systems Group, Inc. Press Release dated March 21, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

March 21, 2007	By:	/s/ Timothy R. Watts

Name: Timothy R. Watts
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Alaska Communications Systems Group, Inc. Press Release dated March 19, 2007
99.2	Alaska Communications Systems Group, Inc. Press Release dated March 21, 2007